U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2008

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdictions of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York,
New York		10043
(Address of principal executive offices)		(Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 8.01	Other Events

                On September 29, 2008, Citigroup (the “Company”) issued a press release relating to its announced agreement in principle to acquire all of the banking subsidiaries of  Wachovia Corporation (the “Acquisition”).  A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) and incorporated herein by reference. Also on September 29, 2008, Citigroup held an investor/analyst call relating to the Acquisition. In connection with that call, Citigroup made available an investor presentation. A copy of that presentation and the related transcript of the call are attached as Exhibits 99.2 and 99.3, respectively, to this Report and are incorporated herein by reference. An investment in the common stock of Citigroup involves risks. Attached as Exhibit 99.4 to this Report and incorporated herein by reference is a discussion of certain risks that a potential investor in the Company’s common stock should consider in connection with an investment in the Company’s common stock.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number
99.1	Press Release, dated September 29, 2008, issued by Citigroup Inc.
99.2	Presentation Materials for “Citi Acquisition of Wachovia’s Banking Operations” Investor Call.
99.3	Transcript from “Citi Acquisition of Wachovia’s Banking Operations” Investor Call.
99.4	Risk Factors related to an investor’s potential investment in Citigroup’s common stock.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: September 29, 2008
	By:	/s/ JOHN C. GERSPACH
Name: John C. Gerspach Title: Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated September 29, 2008, issued by Citigroup Inc.
99.2	Presentation Materials for “Citi Acquisition of Wachovia’s Banking Operations” Investor Call.
99.3	Transcript from “Citi Acquisition of Wachovia’s Banking Operations” Investor Call.
99.4	Risk Factors related to an investor’s potential investment in Citigroup’s common stock.